UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2015

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06        Material Impairments.

As previously reported, on March 3, 2015, Cal Dive International, Inc. (the "Company") and its United States subsidiaries (collectively, the "Debtors") filed simultaneous voluntary petitions (the "Chapter 11 Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

During the pendency of the Chapter 11 Cases, the Company has adopted a modified reporting program with respect to its reporting obligations under federal securities laws.  In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission ("SEC") a current report on Form 8-K that will have attached to it the monthly financial report required by the Bankruptcy Court.  Accordingly, the Company did not file an annual report on Form 10-K for the year ended December 31, 2014, nor will it file a quarterly report on Form 10-Q for the quarter ended March 31, 2015, and the Company does not intend to file periodic reports while the Chapter 11 cases are pending.

Once the Company made a decision to file the Chapter 11 Cases in early March, it suspended its 2014 year-end audit to reduce costs and preserve cash and since that time the Company's management has focused its limited financial and managerial resources on: (i) operating the business and working to restructure the Company's debt and other obligations under the protection of the Bankruptcy Court, (ii) meeting the monthly operating report requirements of the Bankruptcy Code, (iii) satisfying the Company's obligations to other parties with interests in the Chapter 11 Cases, and (iv) working to sell non-core assets and developing a plan of reorganization for the Company's core business.

Beginning in the latter half of fiscal 2014 and accelerating sharply in the fourth quarter of 2014, market prices for oil sharply declined.  This sudden change in market conditions and the prevailing views of future oil and gas prices led quickly to oil and gas exploration and production companies announcing substantial reductions in current and near-term levels of capital expenditures.  As the Company finalized its unaudited 2014 year-end financial statements, management determined (which determination was approved by the Company's Board on May 18, 2015) that the unprecedented magnitude and velocity of the change in the industry conditions that the Company serves had brought forward impairment indicators with respect to certain of the Company's assets, including its construction barges and dive support vessels.  Accordingly, for the fourth quarter 2014, the Company recorded a $131.1 million pre-tax, non-cash, impairment charge related to seven construction barges and four dive support vessels that it wrote down to fair market value using Level 3 inputs based on market based appraisals and a discounted cash flow analysis under current market conditions.  The carrying value of these assets was $61.4 million at December 31, 2014.

Item 8.01	Other Events.

Statements and Schedules

On May 18, 2015, each of the Debtors filed its Statements of Financial Affairs (the "SOFAs") and Schedules of Assets and Liabilities (the "Schedules," and collectively with the SOFAs, the "SOFAs and Schedules") as of March 3, 2015 with the Bankruptcy Court.  Copies of the SOFAs and Schedules are publicly available online for free at the Debtors' Claims Agent's website at http://www.kccllc.net/CalDive.  This Current Report on Form 8-K should not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the SOFAs and Schedules

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the SOFAs and Schedules, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  The SOFAs and Schedules pertain only to the Debtors and thus do not represent operations of all of the Company's subsidiaries.  The SOFAs and Schedules are limited in scope, are as of a particular date in time and have been prepared solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases. Although the Debtors have made reasonable efforts to ensure the accuracy and completeness of the information contained in the SOFAs and Schedules, inadvertent errors or omissions may exist and subsequent information may result in changes to the SOFAs and Schedules.  The SOFAs and Schedules were not audited or reviewed by independent public accountants, do not contain all of the information and footnotes required by generally accepted accounting principles in the United States, and are in a format prescribed by applicable bankruptcy laws.  There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the SOFAs and Schedules are complete.  The SOFAs and Schedules also contain information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act.  Results set forth in the SOFAs and Schedules should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute "forward-looking" statements that are generally identifiable through the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that are made regarding earnings expectations.  The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur.  These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors.  Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Cases,  (v)  risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Cases on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption "Risk Factors" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Cautionary Note Regarding Chapter 11 Cases

The Company's stockholders are cautioned that trading in shares of the Company's equity securities during the pendency of its Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company's equity securities may bear little or no relationship to the actual recovery, if any, by holders of the Company's equity upon wind-up of the Chapter 11 Cases.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date:   May 22, 2015